Member FDIC

Exhibit 99.2

SouthernFirst

FOURTH QUARTER 2025 INVESTOR PRESENTATION

January 22, 2026

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

SOUTHERN FIRST BANCSHARES, INC.



Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Atlanta
Summerville
Charleston
GEORGIA

CORPORATE PROFILE

Authentic relationship banking with 25 years of service excellence

- $4.4 Billion – Total Assets
- $3.8 Billion – Total Loans
- $3.7 Billion – Total Deposits
- Solid Balance Sheet / Capital Levels
  - Tier 1 RBC of 11.44%
  - Consistent TBV growth
- Outstanding Asset Quality
  - NPAs of 0.32%
  - NCOs of 0.00%
- Efficient, High-Powered Banking Model
  - 12 banking offices located in 8 of the most dynamic and fastest growing Southeast metro markets
  - ~315 associates

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

PERFORMANCE SUMMARY

Earnings Per Share


$0.70
$0.65
$0.81
$1.07
$1.21
$0.14 / 13% QoQ and $0.51 / 73% YoY
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Return on Average Assets


0.54%
0.52%
0.63%
0.80%
0.90%
10 bp QoQ and 36 bp YoY
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Net Interest Margin


2.25%
2.41%
2.50%
2.62%
2.72%
10 bp QoQ and 47 bp YoY
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Book Value Per Share


$40.47
$41.33
$42.23
$43.51
$44.89
$1.38 / 13% QoQ (annualized) and $4.42 / 11% YoY
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Note: Quarter-over-Quarter (QoQ) results are annualized for dollar values.

PERFORMANCE SUMMARY



Revenue* and Expense Trends
$ in Millions
$25.9
$26.9
$25.5
$21.9
$20.3
$20.9
$20.5
$20.1
$21.2
$22.4
$24.2
$25.1
$27.0
$29.5
$30.1
$15.8
$16.0
$16.4
$17.1
$17.4
$17.3
$17.0
$18.1
$18.6
$18.0
$18.5
$18.8
$19.3
$18.9
$18.4
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Total Revenue (excl. mortgage)
Noninterest Expense

- Revenue continues to reach historically high levels at a steady rate, primarily bolstered by a consistently expanding margin
- Revenue has been steadily increasing since 2024—Q4-25 results are 49% higher than Q1-24—fueled by a combination of solid, high-quality growth as well as focused pricing efforts on both sides of the balance sheet
- More specifically, loan growth in 2025 has had a significant impact in steepening revenue improvements
- Noninterest expenses have remained stable with our lower cost, efficient operating model

* Total Revenue, excluding mortgage revenue.

HIGH-GROWTH METRO MARKET EXPANSION


SFST's % of Total Deposits
Greenville, SC
Charleston, SC
Atlanta, GA
Columbia, SC
Raleigh, NC
Greensboro, NC

MSA	Year Entered	Offices	SFST's % of Total Deposits	2026 Population (Actual)	'20 - '26 Pop. Change %	'26 - '31 Proj. Pop. Growth	'26 - '31 Proj. HHI. Growth %
Greenville, SC	2000	4	48.6%	1,018,490	9.7	6.7	14.3
Charleston, SC[1]	2012	3	19.3%	893,430	11.7	7.5	13.3
Atlanta, GA	2017	1	12.8%	6,500,242	6.5	4.2	11.4
Columbia, SC	2007	1	8.2%	882,398	6.4	4.8	11.9
Raleigh, NC	2016	1	6.0%	1,611,719	13.4	8.3	13.3
Greensboro, NC	2018	1	3.5%	808,012	4.1	3.3	12.2
Charlotte, NC	2021	1	1.5%	2,958,768	11.2	7.2	13.2
MSA Totals		**12**		**14,673,059**			
Wtd. Avg. SFST MSAs					**9.5**	**6.3**	**13.4**
National Average					**3.5**	**2.3**	**11.3**

Source: S&P Global Markets; (1) Charleston MSA includes the city of Summerville, SC, which SFST entered in 2018.

FINANCIAL HIGHLIGHTS – Q4 2025

- Diluted earnings per common share of $1.21, up $0.14, or 13%, from Q3 2025, and $0.51, or 73%, compared to Q4 2024
- Net interest margin of 2.72%, compared to 2.62% for Q3 2025 and 2.25% for Q4 2024
- Total loans of $3.8 billion, up 6% from Q4 2024; Total deposits of $3.7 billion, up 8% from Q4 2024; Core deposits of $2.9 billion, up 8% from Q4 2024
- Nonperforming assets to total assets of 0.32% and past due loans to total loans of 0.13%
- Book value per common share of $44.89 increased 3% from Q3 2025 and 11% compared to Q4 2024; Tangible Common Equity (TCE) ratio of 8.37%

LOAN & DEPOSIT COMPOSITION



Total Loans*
$3.63 Billion
Construction
0.7%
Other
1.1%
Home equity
6.5%
Owner
occupied RE
19.2%
Real Estate
30.0%
Non-owner
occupied RE
24.9%
Business
16.1%
Construction
1.7%
Commercial, 61.8%
Consumer, 38.2%



Total Deposits
$3.68 Billion
Wholesale CDs
14.9%
Non-Interest
Bearing Checking
19.7%
Retail CDs
10.9%
Interest
Bearing
Checking
11.4%
Savings
0.8%
Money Market
42.3%

*Total loans excludes mortgage loans held for sale.

ASSET QUALITY

Accruing loans 30 days or more past due/loans*


0.33%
0.25%
0.26%
0.31%
0.03%
0.04%
2021
2022
2023
0.34%
0.30%
0.31%
0.28%
0.18%
0.27%
0.14%
0.18%
0.13%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
SFST
KRX Index

- Credit performance remains favorable to peers
- Past due loans are monitored and well-managed at 0.13% of total loans
- NPA ratio increased slightly over prior quarter, but not indicative of new credit quality concerns
- No net charge-offs

Nonperforming assets/total assets


0.32%
0.28%
0.29%
0.17%
0.07%
0.10%
2021
2022
2023
0.44%
0.43%
0.43%
0.41%
0.27%
0.26%
0.27%
0.27%
0.32%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
SFST
KRX Index

Net charge-offs (recoveries)/average loans* (QTD Annualized)


0.13%
0.06%
0.05%
0.00%
-0.05%
2021
2022
2023
0.20%
0.17%
0.18%
0.18%
0.00%
0.00%
0.01%
0.00%
0.00%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
SFST
KRX Index

*Excludes mortgage loans held for sale. Source: S&P Global Markets

BALANCE SHEET TRENDS


Total Loans
$ in billions
$1.40
$1.43
$1.46
$1.46
$1.47
7.22%
7.08%
7.07%
6.94%
6.78%
5.18%
5.20%
5.28%
5.35%
5.29%
$2.24
$2.25
$2.28
$2.33
$2.38
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Commercial Loans
Consumer Loans
Loan Yield
New Production


Retail Deposits
$ in billions
$0.97
$1.00
$0.99
$1.00
$1.01
3.36%
3.33%
3.17%
3.21%
2.76%
2.54%
2.43%
2.42%
2.36%
2.18%
$1.86
$1.97
$2.04
$2.05
$2.10
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Commercial
Consumer
Deposit Cost
New Production

- Our loan and deposit pipelines remain consistent and strong across our footprint; we have maintained pricing discipline, which is driving profitable growth
  - Total loan growth was 6% (annualized) for Q4 2025 and 6% for YTD 2025
  - Retail deposit growth was 7% (annualized) for Q4 2025 and 10% for YTD 2025
- Loan yield has decreased with interest rate cuts by the Fed; however, it remains historically strong and the rate of decrease has been substantially less than the decrease in deposit costs
- We unwound our $300 million pay-fixed swap in Q4 2025, which nominally decreased loan yield
- Retail deposit rates decreased 50bps from 2.54% in Q4 2024 to 2.18% in Q4 2025; due to our initiatives to expand margin, we have been highly effective in capturing Fed rate decreases

*Total loans excludes mortgage loans held for sale.

BALANCE SHEET REPRICING OPPORTUNITIES



Fixed Rate Loan Repricing <6%*
$ in thousands
3.91%
3.90%
3.92%
4.08%
4.05%
3.93%
$105
$105
$98
$83
$322
$293
Q1 2026
Q2 2026
Q3 2026
Q4 2026
Year 2
Year 3
Principal Balance
WAR
Year 2 = Q1 2027-Q4 2027
Year 3 = Q1 2028-Q4 2028



Time Deposit Contractual Maturities
$ in millions
4.12%
4.28%
4.10%
4.19%
3.88%
3.74%
3.56%
3.39%
3.06%
2.46%
$116
$98
$106
$122
$91
$103
$36
$70
$1
$29
Q1 2026
Q2 2026
Q3 2026
Q4 2026
Q1 2027
Retail CDs
Wholesale CDs
Weighted Avg Rate - Retail CDs
Weighted Avg Rate - Wholesale CDs

- Balance sheet is well-positioned for the current interest rate and business environment; interest rate risk is well-balance for multiple possible scenarios
  - We expect $3.5 billion in deposits will reprice for 2026; approximately $1.5 billion in assets will reprice
- Non-contractual loan payoffs of principal outstanding at rates <6% were $26 million in Q4 2025 and $116 million in 2025, which added to the velocity of repricing not reflected in the charts, above
- We have continued to lower deposit rates opportunistically and have taken full advantage of interest rate cuts

*Loan repricing estimates include scheduled amortization, prepayments, and rate resets.

NONINTEREST INCOME AND EXPENSE



Noninterest Income*
$ in thousands
$242
$407
$607
$499
$1,024
$197
$402
$552
$539
$1,424
$199
$413
$586
$567
$1,569
$335
$439
$601
$625
$1,600
$194
$450
$638
$634
$1,689
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Mortgage Banking
Service Fees
ATM/Debit Card Fees
Bank Owned Life Insurance
Other



Noninterest Expense/Avg Assets
2.11%
2.10%
2.14%
2.16%
1.78%
1.87%
1.86%
1.74%
1.68%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Noninterest expense/Avg Assets
KRX Median

- Our business model with fewer, more productive banking offices has allowed us to operate more efficiently than peers
  - 12 banking offices – average core deposits of $240.3 million per office
  - ~ 315 associates

*Total noninterest income, excluding loss on sale of securities

MORTGAGE ACTIVITY TRENDS



Mortgages Closed
$ in millions
2.10%
2.64%
2.29%
2.68%
2.65%
$53
$41
$71
$42
$81
$56
$70
$54
$74
$61
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Mortgages closed
Loans sold
Gain on sale %



Mortgage Locks – Purchase vs. Refinance
88%
12%
86%
14%
88%
12%
84%
16%
72%
28%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Purchase
Refinance

- Closings increased to $74 million compared to $70 million in Q3 2025 and increased compared to $53 million in Q4 2024
- Sold $61 million loans in Q4 2025, compared to $54 million sold in Q3 2025 and $41million in Q4 2024
- Purchase volume remained the primary driver of originations at 72% of the total in Q4 2025; however, the refinance volume has increased with decreasing interest rates over the past few quarters

CAPITAL RATIOS

Holding Company Capital Ratios:[1]	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Total risk-based capital ratio	**12.89%**	12.79%	12.63%	12.69%	12.70%
Tier 1 risk-based capital ratio	**11.44%**	11.26%	11.11%	11.15%	11.16%
Leverage ratio	**8.93%**	8.72%	8.73%	8.79%	8.55%
Common equity tier 1 ratio[2]	**11.06%**	10.88%	10.71%	10.75%	10.75%
Tangible common equity[3]	**8.37%**	8.18%	8.02%	7.88%	8.08%

- Regulatory capital ratios have steadily increased on average as profitability continues to expand
- We believe we can continue support our desired asset growth targets while maintaining strong ratios
- Repaid $11.5 million of subordinated debt during Q3 2024 to mitigate the negative impact from an impending increase to a higher floating rate
  - The remaining $11.5 million is currently priced at market rates and currently has sufficient, albeit diminishing capital treatment; we continue to evaluate and closely monitor market conditions for potential refinancing opportunities, if desired

(1) December 31, 2025 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

CONSISTENT FOCUS ON KEY PERFORMANCE OPPORTUNITIES

Financial Management Opportunities

- Continue to strengthen the balance sheet through high-quality, profitable growth and capital accretion
- Balance current earnings improvement decisions with long-term balance sheet management considerations
- Execute on prudent action steps to increase net interest margin and maintain expense discipline
- Seek to optimize loan, deposit and wholesale pricing
- Reduce loan-to-deposit ratio

Strategic Opportunities

- Stay focused on growing core retail/customer deposit growth as a primary objective; further increase and deepen loan relationships with the prudent underwriting standards we are known for
- Remain consistent to our philosophy of whole relationship banking and organic growth, one client at a time

OUR CULTURE OF SUCCESS

Relationship driven with a focus on **exceptional service** and **authentic hospitality**

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in major metro, high-growth **Southeastern markets**

Dedicated to an entrepreneurial, team-focused **culture** that results in high career satisfaction

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Lead and operate with **wisdom and clarity**

Member FDIC

SouthernFirst